UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2007 (December 14, 2007)

SPICY PICKLE FRANCHISING, INC.
(Exact name of Registrant as specified in charter)

Colorado (State or other jurisdiction of incorporation)	333-138228 (Commission File Number)	38-3750924 (IRS Employer Identification Number)

90 Madison Street, Suite 700
Denver, Colorado 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 297-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

EXPLANATORY NOTE

On December 19, 2007, Spicy Pickle Franchising, Inc. (the “Company”) filed a Current Report on Form 8-K, to which an incorrect document was inadvertently filed as Exhibit 10.5. The sole purpose of this amendment is to replace the previously filed document with the correct document as Exhibit 10.5 to the Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.5	Form of Lock-Up Agreement executed by other directors and officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPICY PICKLE FRANCHISING, INC.

By:	/s/ Arnold Tinter
Arnold Tinter
Chief Financial Officer
Dated: December 27, 2007